FIRST AMENDMENT TO CREDIT AGREEMENT
                                       AND
                              ASSIGNMENT AND WAIVER

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND ASSIGNMENT AND WAIVER (herein called the "Amendment") made as of September 26, 1997, by and among Energy Corporation of America, a West Virginia corporation (herein called "Borrower"), General Electric Capital Corporation ("GE Capital"), individually and as agent (herein called "Agent"), and the Lenders named on Schedule 3 to the Original Agreement ("Original Lenders"),

                              W I T N E S S E T H:

     WHEREAS, Borrower, Agent and Original Lenders have entered into that certain Credit Agreement dated as of May 20, 1997 (the "Original Agreement") for the purpose and consideration therein expressed, whereby Original Lenders became obligated to make loans to Borrower as therein provided; and

     WHEREAS, Borrower, Agent and Original Lenders desire to amend the Original Agreement to modify certain covenants, waive the failure by Borrower to comply with certain covenants and to reflect the addition of a new Lender;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement and in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                                   ARTICLE I.

                            Definitions and Reference
                            -------------------------

     Section  1.1.  Terms Defined in the Original Agreement.  Unless the context
                    ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     Section  1.2.  Other Defined Terms.  Unless the context otherwise requires,
                    -------------------
the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2
     "Amendment" shall mean this First Amendment to Credit Agreement and Assignment and Waiver.

     "Credit  Agreement"  shall  mean  the Original Agreement as amended hereby.

     "Lenders" shall mean collectively, the Original Lenders and Union Bank of California, N.A.

                                   ARTICLE II.

                       Borrowing Base, Amendments; Waiver
                       ----------------------------------

     Section  2.1.  Waiver  of  Limitation  on Distributions.  Agent and Lenders
                    ----------------------------------------
hereby waive Borrower's noncompliance with Section 7.6 of the Credit Agreement for the Fiscal Year ended June 30, 1997 arising from the payment of dividends on Borrower's common stock in the approximate amount of $250,000 paid on or about June 30, 1997 and any Default or Event of Default resulting from such noncompliance. For purposes of calculating Consolidated Net Income for the determination of the amount of Distributions permitted under Section 7.6 of the Credit Agreement through and including the quarter ending March 31, 1998, the following items identified on Borrower's Consolidated Net Income Statement for the period ended June 30, 1997 shall be eliminated from such calculation:

     1.     Impairment  and  exploratory  costs  in  the  amount of $10,121,492;

     2.     Deferred  financing  costs  in  the  amount  of  $4,425,714;  and

     3. Extraordinary item (John Hancock/Eastern Systems Corporation make whole payment) in the amount of $5,034,719 (pre-tax $7,745,721); such that the after-tax amount of loss to be excluded will be $14,490,402.

     Section 2.2. Tangible Net Worth.  Section 7.12 of the Original Agreement is
                  ------------------
hereby
amended  in  its  entirety  to  read  as  follows:

          "Section 7.12. Tangible New Worth. Borrower's Consolidated Tangible Net Worth will never be less than the sum of (i) $20,000,000 plus (ii) fifty percent (50%) of Borrower's Consolidated Net Income, earned during the period from June 30, 1997, through and including the last day of the calendar month immediately preceding the date of calculation, determined on a cumulative basis; provided that clause (ii) of this section shall be added only if such cumulative amount is a positive number."

     Section  2.3.  Replacement  of  Schedule  3.  Schedule  3  to  the Original
                    ----------------------------
Agreement is hereby amended in its entirety to read as set forth in Schedule 3 attached hereto.

                                  ARTICLE III.

                            Assignment and Acceptance
                            -------------------------

     GE Capital and The Bank of Nova Scotia; ("BNS" and in this article, GE Capital and BNS are collectively called "Assignors") and Union Bank of California, N.A. ("Assignee") hereby agree as follows:

     Section 3.1. Assignors hereby sell and assign to Assignee, without recourse and without representation or warranty except as expressly set forth herein, and Assignee hereby purchases and assumes from Assignors, an interest in and to Assignors' rights and obligations under the Credit Agreement and the other Loan Documents as of the date hereof equal to the percentage interest specified on Annex I hereto of all outstanding rights and obligations under the Credit Agreement and the other Loan Documents. After giving effect to such sale and assignment, Assignee's and Assignors' Percentage Shares of the Commitment and the amount of Assignee's and Assignors' Percentage Share of Outstanding Loans will be as set forth on Annex I hereto.

     Section 3.2. GE Capital, with respect to the interests assigned by it hereunder (a) represents and warrants that with respect to the interests assigned by it hereunder, it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and
(d) delivers herewith the Note held by GE Capital and requests that Agent exchange such Note for new Notes payable to the order of Assignee in an amount equal to the Percentage Share of the Commitment assumed by Assignee pursuant hereto and to GE Capital in an amount equal to the Percentage Share of the Commitment retained by the GE Capital as specified on Annex I.

     Section  3.3.  BNS,  with respect to the interests assigned by it hereunder
(a) represents and warrants that with respect to the interests assigned by it hereunder, it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim;
(b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Restricted Person or the performance or observance by any Restricted Person of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto; and (d) delivers herewith the Note held by BNS and requests that Agent exchange such Note for new Notes payable to the order of Assignee in an amount equal to the Percentage
Share of the Commitment assumed by Assignee pursuant hereto and to BNS in an amount equal to the Percentage Share of the Commitment retained by the BNS as specified on Annex I.

     Section 3.4. Assignee (a) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.2 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (b) agrees that it will, independently and without reliance upon Agent, Assignors or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) confirms that it is an Eligible Transferee; (d) appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (f) delivers herewith any U.S. Internal Revenue Service or other forms required under Section 3.6(d).

     Section 3.5. Upon such acceptance and recording by Agent, (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Amendment, have the rights and obligations of a Lender thereunder and (b) Assignors shall, to the extent provided in this Article, relinquish their rights and be released from their obligations under the Credit Agreement.

     Section 3.6. Upon such acceptance and recording by Agent, from and after the effective date of this Amendment, Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to Assignee. Assignors and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the effective date of this Amendment directly between themselves.

                                   ARTICLE IV.

                           Conditions of Effectiveness
                           ---------------------------

     Section  4.1.  Effective Date.  This Amendment shall become effective as of
                    --------------
the date first above written when, and only when all of the following have been satisfied:

          (a)     Documents.  Agent  shall  have  received  all of the following
                  ---------
documents  in  form  and  substance  satisfactory  to  Agent:

               (i)     this  Amendment;

               (ii) the Notes with appropriate insertions, in the form attached hereto as Exhibit A, payable to the order of each Lender on or before the Maturity Date (such Notes herein called the "Renewal Notes"), in a principal amount equal to the amount set out in Annex I hereto;

               (iii) the written opinion of Goodwin and Goodwin, LLP dated as of the date of this Amendment, addressed to Agent, to the effect that this Amendment and each Renewal Note has been duly authorized, executed and delivered by Borrower and that the Credit Agreement and each Renewal Note constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws and to moratorium laws and other laws affecting creditors' rights generally from time to time in effect);

               (iv) a certificate of a duly authorized officer of Borrower dated the date of this Amendment certifying that (A) attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment and each Renewal Note and certifying the names and true signatures of the officers of Borrower authorized to sign this Amendment and each Renewal Note and (B) all of the representations and warranties set forth in Article V hereof are true and correct at and as of the time of such effectiveness; and

               (v) such other supporting documents as Agent may reasonably request.

          (b)     Fees.  Agent  shall have received, for the benefit of Lenders,
                 -----
an  amendment  fee  in  the  amount  of  $25,000.

                                   ARTICLE V.

                         Representations and Warranties
                         ------------------------------

     Section  5.1.  Representations  and  Warranties  of  Borrower.  In order to
                    ----------------------------------------------
induce each Lender to enter into this Amendment, Borrower represents and warrants to each Lender that:

          (a) All representations and warranties made by any Related Person in any Loan Document delivered on or before the date hereof are true on and as of the date hereof (except to the extent that the facts upon which such representations are based have been changed by the transactions contemplated herein) as if such representations and warranties had been made as of the date hereof.

          (b) Borrower is duly authorized to execute and deliver this Amendment and each Renewal Note and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and each Renewal Note and to authorize the performance of the obligations of Borrower hereunder and thereunder.

          (c) The execution and delivery by Borrower of this Amendment and each Renewal Note, the performance by Borrower of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby do not and will not conflict with any provision of law, statute, rule or regulation or of the articles of incorporation and bylaws of Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by Borrower of this Amendment and each Renewal Note or to consummate the transactions contemplated hereby and thereby.

          (d) When duly executed and delivered, each of this Amendment, the Credit Agreement and the Renewal Notes will be a legal and binding obligation of Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

                                   ARTICLE VI.

                                  Miscellaneous
                                  -------------

     Section  6.1. Ratification of Agreements.  The Original Agreement as hereby
                   --------------------------
amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. Any reference to the Notes in any other Loan Document shall be deemed to be a reference to the Renewal Notes issued and delivered pursuant to this Amendment. The execution, delivery and effectiveness of this Amendment and the Renewal Notes shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

     Section  6.2.  Survival  of  Agreements.  All  representations, warranties,
                    ------------------------
covenants and agreements of Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans and the issuance and delivery of the Renewal Notes, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by Borrower any Related Person hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Borrower under this Amendment and under the Credit Agreement.

     Section 6.3. Loan Documents.This Amendment and each Renewal Note are each a
                  ---------------
Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.

     Section  6.4. Governing Law.  THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND
                   -------------
INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

     Section  6.5.  Counterparts.  This  Amendment may be separately executed in
                    ------------
counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.

     THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                                        BORROWER:

                                        ENERGY  CORPORATION  OF  AMERICA


                                        By:  /s/  J.  Michael  Forbes
                                            -------------------------------
                                             J.  Michael  Forbes
                                             Vice  President/Treasurer

                                        AGENT:

                                        GENERAL  ELECTRIC  CAPITAL
                                        CORPORATION,  as  Agent  and  Lender


                                        By:  /s/  Michael  J.  Tzougrakis
                                             ------------------------------
                                             Manager  -  Operations

                                        THE  BANK  OF  NOVA  SCOTIA, as
                                        Documentation  Agent  and  Lender


                                        By:     /s/ F.C.H.  Ashby
                                             ------------------------------
                                             Name:  F.C.H.  Ashby
                                             Title: Sr. Mgr. Loan Operations

                                        UNION  BANK  OF  CALIFORNIA, N.A., as
                                        Assignee  and  Lender


                                        By:  /s/  Randall  Osterberg
                                            -------------------------------
                                             Name:  Randall  Osterberg
                                             Title:    Vice  President

                                     ANNEX I

Percentage  Share  assigned  by  GE  Capital:            10%
Amount  assigned  by  GE  Capital:                       $5,000,000

Percentage  Share  assigned  by  BNS:                    20%
Amount  assigned  by  BNS:                               $10,000,000

Assignee's  Percentage  Share:                           30%
Amount  of  Assignee's  Percentage  Share:               $15,000,000

Assignee's  Commitment:                                  $15,000,000

Principal  amount  of  Note  payable  to  BNS:           $15,000,000

Assignee's  Commitment:                                  $15,000,000

Principal  amount  of  Note  payable  to  Assignee:      $15,000,000

Principal  amount  of  Note  payable  to  GE  Capital:   $20,000,000

Principal  amount  of  Note  payable  to  BNS:           $15,000,000

                                   SCHEDULE 3
                                LENDERS SCHEDULE

                                                         Percentage  Share


GENERAL  ELECTRIC  CAPITAL  CORPORATION                       40.00%

Lending  Office  for  ABR  and  Eurodollar  Loans:

General  Electric  Capital  Services
Structured  Finance  Group,  Inc.  -  Energy  Portfolio  Operations
120  Long  Ridge  Road
Stanford,  Connecticut  06927
Attn:     Peter  Fortmann

Tel:     (203)  357-6536
Fax:   (203)  357-4890


THE  BANK  OF  NOVA  SCOTIA                                   30.00%

Lending  Office  for  ABR  and  Eurodollar  Loans:

The  Bank  of  Nova  Scotia
Atlanta  Agency
600  Peachtree  Street,  N.E.,  Suite  2700
Atlanta,  Georgia  30308

Tel:     (404)  877-1500
Fax:   (404)  888-8998


UNION  BANK  OF  CALIFORNIA                                   30.00%

Lending  Office  for  ABR  and  Eurodollar  Loans:

Union  Bank  of  California
500  North  Akard,  Suite  4200
Dallas,  Texas  75201
Attn.:     Randall  Osterberg

Tel:     (214)  922-4200
Fax:   (214)  922-4209